SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 09, 2005
                                                   (May 09, 2005)

                          TrustCo Bank Corp NY


         (Exact name of registrant as specified in its charter)

                               New York
           (State or other jurisdiction of incorporation)


          0-10592                              14-1630287
   -------------------------              --------------------------------
    (Commission File Number)              (IRS Employer Identification No.)


         5 Sarnowski Drive, Glenville, New York 12302
         (Address of principal executive offices) (Zip Code)




  Registrant's telephone number, including area code: (518) 377-3311
                                                      --------------

TrustCo Bank Corp NY


Item 8.01. Other Events

           Press release dated May 9, 2005 announcing results of the Annual Meeting held May 9, 2005. Attached is a copy of the press release labeled as Exhibit 99(a).




Item 9.01  Financial Statement and Exhibits

           (c) Exhibits

           Reg S-K Exhibit No.      Description
                99(a)               Press release dated May 9, 2005,
                                    announcing results of the Annual Meeting held on May 9, 2005.

                       SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 9, 2005

                                     TrustCo Bank Corp NY
                                     (Registrant)


                                     By:/s/ Robert T. Cushing
                                     ----------------------------
                                        Robert T. Cushing
                                        Executive Vice President and Chief
                                        Financial Officer

                       Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.    Description                                     Page
------------------     ------------------------------                 --------
         99(a)         Press release dated May 9, 2005                  5
                       announcing results of the Annual Meeting held on May 9, 2005.

                                                           Exhibit 99(a)
TRUSTCO
Bank Corp NY                                               News Release
-------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                NASDAQ - TRST

Contact:     Robert M. Leonard
             Administrative Vice President
             518-381-3693

FOR IMMEDIATE RELEASE:


   TRUSTCO BANK CORP NY ANNOUNCES RESULTS OF ANNUAL MEETING


Glenville, New York, May 9, 2005 - Today the shareholders of TrustCo Bank Corp NY elected two members to the Board of Directors at the Company's Annual Meeting. Directors Anthony J. Marinello, M.D., Ph.D. and William D. Powers were elected to three-year terms, each by an overwhelming majority of the shareholders.

KPMG LLP's appointment as independent auditors for the Company for 2005 was overwhelmingly ratified.

TrustCo Bank Corp NY is a $2.8 billion bank holding company, and through its subsidiary, Trustco Bank, operates 76 bank offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


                                     # # #